Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts

Supplement dated November 26, 2025 to Prospectus dated May 1, 2025

This supplement amends name (effective October 27, 2025) information for the Federated Hermes Equity Income Fund, Inc. as reflected in the above-referenced product Prospectus.

PROSPECTUS CHANGES

1. Under “Appendix A – Eligible Funds Available Under the Group Contract”

Prior information for the Federated Hermes Equity Income Fund, Inc. – Class A in the “Appendix A – Eligible Funds Available Under the Group Contract” section of the Prospectus was updated as follows (all other information in the “Appendix A – Eligible Funds Available Under the Group Contract” section remains unchanged):

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEAR	10 YEAR
Seeks above average income and capital appreciation	Federated Hermes Strategic Dividend Growth Fund, Inc. – Class A* (Effective 10/27/25, Federated Hermes Equity Income Fund, Inc. was renamed Federated Hermes Strategic Dividend Growth Fund, Inc.)	1.12%	12.86%	7.82%	6.49%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
* This Eligible Fund’s Current Expense reflects a temporary fee reduction.

2. Under “Appendix B – Public Eligible Funds”

Federated Hermes Equity Income Fund, Inc. – Class A was changed to Federated Hermes Strategic Dividend Growth Fund, Inc. – Class A.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-2-FF